SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


(X)  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               NATIONS FUND TRUST
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                               NATIONS FUND TRUST

                            One Bank of America Plaza
                             101 South Tryon Street
                         Charlotte, North Carolina 28255
                             TELEPHONE: 800-652-5096

                                                                   June 19, 1999

Dear Shareholder:

         On behalf of the Board of Trustees of Nations Fund Trust (the "Trust"), we are pleased to invite you to a special meeting of shareholders of the Trust's Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund (each a "Fund" and together the "Funds") to be held at 10:00 a.m. (Eastern time) on August 13, 1999, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina (the "Meeting"). At the Meeting, you will be asked to approve the proposed reorganization (the "Reorganization") of your Fund into a successor mutual fund in Nations Institutional Reserves, another registered investment company within the Nations Funds family.

         THE NEW MUTUAL FUND INTO WHICH YOUR FUND WILL BE REORGANIZED (A "SUCCESSOR FUND") WILL HAVE THE SAME NAME, INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGY AND INVESTMENT RISKS AS HAS YOUR FUND, and the Reorganization will not result in any change to the investment adviser or sub-adviser who currently manage your Fund. In addition, the Reorganization will not result in any change to the total operating expense ratios of the various classes of shares. Similarly, the features and services that are available to you today will continue to be available to you as a Successor Fund shareholder after the Reorganization. In addition, each Successor Fund will be a "feeder" fund in a master/feeder structure, which simply means that each Successor Fund will invest all of its assets in a master portfolio that has an identical investment objective and principal investment strategy. More details about the master/feeder structure are provided in the accompanying Proxy Statement.

         The Reorganization is being proposed primarily for two reasons. First, by establishing a master/feeder structure for the Successor Funds, Nations Master Investment Trust ("NMIT"), which is the registered investment company in the Nations Funds family that would "house" the master portfolios, would have the potential to attract other feeders and access additional distribution channels that would not otherwise be available if the Successor Funds operated on a stand-alone basis. This could result in higher asset levels, which, in turn, may lead to economies of scale for NMIT investors, including the Successor Funds. Second, the Reorganization is part of a broader initiative to streamline the operations of the Nations Funds family, which currently consists of several registered investment companies. Over time, management expects to reduce the number of registered investment companies in the fund family without necessarily impacting investment alternatives. In addition, the Reorganization is expected to be tax-free under federal law. More details about the purposes and reasons for the Reorganization are provided in the Proxy Statement.

         If shareholder approval is obtained and the other conditions to the Reorganization are satisfied, it is anticipated that your Fund would be reorganized into a corresponding Successor Fund on or about August 20, 1999, when your Fund shares would be exchanged for shares of the same class of shares of that corresponding Successor Fund of equal dollar value.

         THE TRUST'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED REORGANIZATION.

         The formal Notice of Special Meeting, a Proxy Statement and a Proxy Ballot are enclosed. The proposed Reorganization and the reasons for the unanimous recommendation of the Trust's Board are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions about the Reorganization, please do not hesitate to contact the Trust at the toll-free number set forth above.

         We look forward to your attendance at the Meeting or receiving your Proxy Ballot(s) so that your shares may be voted at the Meeting.

                                            Sincerely,

                                            A. Max Walker

                 President and Chairman of the Board of Trustees

YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE AT (704) 388-2641. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.

----------------------------------------------------------------------------------------------------------------
TWO QUICK AND EASY WAYS TO SUBMIT YOUR PROXY

As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at YOUR convenience, 24 hours a day. After reviewing the enclosed PROXY STATEMENT, select one of the following quick and easy methods to submit your proxy - ACCURATELY and QUICKLY.

ON-LINE                                                   BY TOLL-FREE PHONE CALL
1. Read the enclosed PROXY STATEMENT and have your        1. Read the enclosed PROXY STATEMENT and have your
   PROXY BALLOT(S)* at hand.                                 PROXY BALLOT(S)* at hand.
2. Go to Web site WWW.PROXYVOTE.COM                       2. Call toll-free 1-800-690-6903.
3. Enter the 12-digit Control Number found on your        3. Enter the 12-digit Control Number found on your
   PROXY BALLOT(S).                                          PROXY BALLOT(S).
4. Submit your proxy using the easy-to-follow             4. Submit your proxy using the easy-to-follow
   instructions.                                             instructions.

* DO NOT MAIL THE PROXY BALLOT(S) IF SUBMITTING YOUR PROXY BY INTERNET OR TELEPHONE.
---------------------------------------------------------------------------------------------------------------------

                               NATIONS FUND TRUST
                            One Bank of America Plaza
                             101 South Tryon Street
                         Charlotte, North Carolina 28255
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 13, 1999

To Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund Shareholders:

         PLEASE TAKE NOTE THAT a special meeting of the shareholders (the "Meeting") of Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund (the "Funds") of Nations Fund Trust. (the "Trust") will be held at 10:00 a.m., Eastern time, on August 13, 1999, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina, for purpose of considering and voting upon:

         ITEM 1. A proposed Agreement and Plan of Reorganization, dated as of June 15, 1999 (the "Reorganization Agreement"), by and between the Trust, on behalf of the Funds, and Nations Institutional Reserves, on behalf of corresponding mutual funds (the "Successor Funds"). The Reorganization Agreement provides for the transfer of the assets and liabilities of the Funds to the Successor Funds, in exchange for shares of equal value of designated classes of the Successor Funds.

         ITEM 2. Such other business as may properly come before the Meeting or any adjournment(s).

         Item 1 is described in the attached Proxy Statement.

         YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

         Shareholders of record as of the close of business on May 13, 1999 are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

         SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE EACH ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE TRUST'S BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. SHAREHOLDERS ALSO MAY SUBMIT PROXIES: 1) BY FACSIMILE AT (704) 388-2641; 2) BY DIALING (800) 690-6903; OR 3) ON-LINE AT WEBSITE
WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE TRUST A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                            By Order of the Board of Trustees,

                                            Richard H. Blank, Jr.
                                            Secretary and Treasurer

June 19, 1999

                                 PROXY STATEMENT
                               Dated June 19, 1999

                               NATIONS FUND TRUST
                            One Bank of America Plaza
                             101 South Tryon Street
                         Charlotte, North Carolina 28255
                                 1-800-652-5096

         This proxy statement (the "Proxy") is furnished in connection with the solicitation of proxies by the Board of Trustees of Nations Fund Trust (the "Trust") at a Special Meeting of Shareholders of the Trust's Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund (the "Funds") to be held August 13, 1999 at 10:00 a.m. (Eastern time) at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina. This Special Meeting and any adjournment(s) are referred to as the "Meeting." The Meeting has been called to consider the following proposal:

                  A proposed Agreement and Plan of Reorganization, dated as of June 15, 1999 (the "Reorganization Agreement"), by and between the Trust, on behalf of the Funds, and Nations Institutional Reserves, on behalf of corresponding mutual funds (the "Successor Funds"). The Reorganization Agreement provides for the transfer of the assets and liabilities of the Funds to the Successor Funds, in exchange for shares of equal value of designated classes of the Successor Funds (the "Reorganization").

         The Successor Funds are referred to as "successors" because they were created to receive the assets and liabilities and to continue the operations of the Funds. While there are some differences between the Funds and their corresponding Successor Funds, which are discussed below, an investment in the Successor Funds is considered substantially the same as an investment in their corresponding Funds.

         Additional information about the Fund is available in the:

         o    Prospectuses for the Funds;
         o    Statement of Additional Information, or SAI, for the Funds; and
         o The Funds' annual report to shareholders, including audited financial statements.

         All of this information is in documents filed with the Securities and Exchange Commission. The financial statements contained in the annual reports are legally deemed to be part of this Proxy and are incorporated by reference. The annual reports to shareholders for the fiscal year ended March 31, 1999 have previously been mailed to shareholders. Additional copies are available without charge by writing the address given above or by calling 1-800-652-5096. These documents also are available on the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov.

         The Successor Funds are not yet operating mutual funds and do not yet have a prospectus that has been declared effective by the SEC. Copies of the effective prospectus will be provided to shareholders at the time the Reorganization is consummated. Shareholders may, after the Reorganization, obtain a copy of the Statement of Additional Information relating to the Successor Funds without charge by calling 1-800-321-7854 or by writing Nations Institutional Reserves at: Nations Institutional Reserves, c/o Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255.

         It is expected that this Proxy will be mailed to shareholders on or about June 19, 1999.

         I.  DESCRIPTION OF THE REORGANIZATION

         The Trust's Board of Trustees has called the Meeting to ask shareholders to consider and vote on one proposal --approval of the Reorganization Agreement. Please be sure to read the entire Proxy to determine how the Reorganization will affect your investment before casting your vote.

         DESCRIPTION OF THE PROPOSAL

         At meetings held in March and May 1999, the Trust's Board of Trustees (including a majority of the independent Board members, meaning those who are not "interested persons" under the Investment Trust Act of 1940 (the "1940 Act")) voted to approve the Reorganization. At the Meeting, the shareholders of the Fund will be asked to approve the Reorganization. If shareholder approval is obtained, and the other conditions to the closing are met, shareholders of a Fund will receive shares of a corresponding Successor Fund equal in value to their holdings of Fund shares immediately before the Reorganization. Each Fund will then be terminated and liquidated.

         The dollar value and class of the Successor Fund shares received by Fund shareholders in the Reorganization will be identical to the dollar value and class of the Fund shares owned by each Fund shareholder immediately before the Reorganization. EACH SUCCESSOR FUND WILL HAVE THE SAME INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGY AND INVESTMENT RISKS AS ITS CORRESPONDING FUND, AND THE REORGANIZATION WILL NOT RESULT IN ANY CHANGE TO THE IDENTITY OF THE INVESTMENT ADVISER AND INVESTMENT SUB-ADVISER WHO CURRENTLY MANAGE THE FUNDS. Similarly, the features and services that are available to Fund shareholders today will continue to be available to Successor Fund shareholders after the Reorganization. However, the Successor Fund differs in some respects from the Fund, and these differences are described in more detail below.

         The Meeting is scheduled for August 13, 1999, and the Reorganization, if approved, is expected to occur on or about August 20, 1999.

         DESCRIPTION OF THE REORGANIZATION AGREEMENT

         The Reorganization Agreement is the governing document of the Reorganization. Among other things, it provides for (i) the transfer of all of the assets and liabilities of the Fund to the Successor Fund in exchange for shares of equal value of designated classes of the Successor Fund; and (ii) the distribution of such Successor Fund shares to shareholders of the Fund in liquidation of the Fund. The completion of the Reorganization is conditioned upon the Trust and Nations Institutional Reserves receiving an opinion from counsel that the exchange contemplated by the Reorganization will be tax-free. The Reorganization Agreement includes a number of other conditions to completion of the Reorganization , sets forth representations and warranties of the parties and describes the mechanics of the transaction.

         As is discussed in more detail below, each Successor Fund will be a "feeder" in a master/feeder structure, which simply means that each Successor Fund will invest all of its assets in a master portfolio that has an identical investment objective and principal investment strategy as the feeder. In exchange for investing its assets in a master portfolio, Nations Master Investment Trust ("NMIT"), the registered investment company that would "house" such master portfolio, will issue an "interest" in such master portfolio (similar to a share) to each Fund. Operationally, this exchange--i.e., an interest in a master portfolio in return for the assets of a Fund--will occur simultaneously with the closing of the Reorganization and will be governed by separate agreement.

         The Reorganization Agreement also notes that Fund shareholders will bear the expenses associated with the Reorganization, including the cost of soliciting proxies to obtain shareholder approval. A.D.P. Proxy Services, Inc. has been hired to conduct the proxy solicitation, which largely involves mailing and recordkeeping services, including vote tabulation. The cost of employing A.D.P. is expected to be $_______.

         The Reorganization may be abandoned at any time before the Closing upon the mutual consent of the Trust and Nations Institutional Reserves. At any time before or after approval (to the extent permitted by law) of the agreement by the shareholders of the Fund (i) the parties may, by written agreement authorized by the Trust's Board of Trustees and Nations Institutional Reserves' Board of Trustees, amend any of the provisions of the Reorganization Agreement; and (ii) either party may waive any default by the other party or the failure to satisfy any of the conditions to its obligations (the waiver to be in writing and authorized by an appropriate officer of the relevant party).

         The Reorganization Agreement must be approved by a vote of a majority of all of the shareholders of the Fund who are present at the meeting, either in person or by proxy. Copies of the Reorganization Agreement are available upon request by writing or calling the Trust or at the SEC's website (www.sec.gov).

         THE TRUST'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT FUND SHAREHOLDERS VOTE FOR THE REORGANIZATION AGREEMENT.

         II.  THE PURPOSE OF THE REORGANIZATION

         The Reorganization offers several benefits:

         o By establishing a master/feeder structure for the Successor Funds, NMIT would have the potential to attract other feeders and access additional distribution channels that would not otherwise be available if the Successor Funds operated on a stand-alone basis. This could result in higher asset levels, which, in turn, may lead to economies of scale for NMIT investors, including the Successor Funds.

         o The Reorganization is one part of a broader initiative to streamline the operations of the Nations Funds family, which consists of several registered investment companies. Over time, management expects to reduce the number of registered investment companies in the fund family without necessarily impacting investment alternatives.

         o The Successor Funds will have more flexibility in their investment policies, including policies that permit them to adopt a "master/feeder" structure. The master/feeder structure would allow a Successor Fund to combine its assets with those of other similar funds, thereby potentially achieving economies of scale and other benefits that come from greater asset size.

         o In addition, the exchange of shares in the Reorganization is expected to be tax-free under federal law.

         The Reorganization will not result in any change to the investment adviser or sub-adviser who currently manage your Fund. In addition, the Reorganization will not result in any immediate change to the total operating expense ratios of the various classes. Similarly, the features and services that are available to Fund shareholders today will also be available to Successor Fund shareholders after the Reorganization.

         III.  THE EFFECTS OF THE REORGANIZATION

         As noted above, there are some differences between the Fund and the Successor Fund, which are summarized below:

         o After the Reorganization, Fund shareholders will hold shares in a series of Nations Institutional Reserves, a registered investment company in the Nations Funds family. Like the Trust, which is a Nations Institutional Reserves is a Massachusetts business trust.

         o The Successor Fund will become a "feeder" in a master/feeder structure.

         o The Fund and the Successor Fund will have somewhat different fundamental investment policies. For example, the Successor Funds will have the ability under their fundamental policies to invest all of their assets in master portfolios rather than in individual securities.

         A DIFFERENT REGISTERED INVESTMENT COMPANY

         Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and each fund's governing documents fill in most of the gaps and can create additional operational rules and restrictions that funds must follow. The Trust is a Massachusetts business trust. The proposed Reorganization would reorganize the Fund into a series of Nations Institutional Reserves, which also is a Massachusetts business trust. For Fund shareholders the "move" to a different registered investment company would be largely on paper; the Successor Fund would continue to be advised by the same investment adviser and investment sub-adviser, and have its shares distributed by the same distributor, as each Fund is currently. The Successor Funds also would continue to managed on a day-to-day basis by Thomas F. Marsico, the Funds' current portfolio manager. The Funds' other service providers would also be unchanged after the Reorganization.

         THE MASTER/FEEDER STRUCTURE

         The Successor Funds are feeder funds in a master/feeder structure, which means simply that each such Successor Fund would invest all of its assets in a master portfolio with identical investment objectives and principal investment strategies as the corresponding Successor Fund. Each master portfolio would be a series of NMIT. Each Successor Fund would be, therefore, an interestholder in each corresponding master portfolio. One advantage of a master/feeder structure is that feeder funds investing in the same master portfolio can reduce their expenses through sharing the costs of managing a large pool of assets. Another advantage of such a structure is that the master portfolios will have opportunities to pursue other distribution channels--such as offshore fund investors--that would not otherwise be available to stand-alone mutual funds. While no other feeder funds currently invest in the master portfolios corresponding to the Successor Funds, such feeders may so invest in the future.

         All feeders in a master portfolio will invest on the same terms and conditions as each Successor Fund and will pay a proportionate share of the master portfolio's expenses. However, other investors in a master portfolio are not required to sell their shares at the same offering price as the Successor Funds and could be sold with different sales loads and on-going administrative and other expenses. Therefore, Successor Fund shareholders may have different returns than other shareholders that invest in the master portfolios. In addition, the Successor Funds may withdraw their entire investment from a master portfolio if the Board of Trustees of Nations Institutional Reserves determines that it is in the best interests of such Successor Fund to do so. Also other investors in a master portfolio may similarly withdraw their investment at any time. The Successor Funds might withdraw, for example, if there were other investors in a master portfolio with voting power to change the investment objective, policies and limitations of the master portfolio in a manner unacceptable to the Board of Trustees of Nations Institutional Reserves. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by a master portfolio to a Successor Fund. That distribution could result in a less diversified portfolio of investments for a Successor Fund and could adversely affect the liquidity of the Successor Fund's investment portfolio. In addition, if securities were distributed, the Successor Fund generally would incur brokerage tax or other charges in converting the securities to cash.

         MODERNIZED AND STREAMLINED  INVESTMENT POLICIES AND RESTRICTIONS

         The Funds' investment objectives, principal investment strategies and investment risks will not change as a result of the Reorganization.

         However, the Successor Funds will have a more modernized and streamlined set of fundamental and non-fundamental investment policies and restrictions. Some of the Funds' current investment policies and restrictions may limit their portfolio manager from investing in a security that is both consistent with the investment objective of a Fund and also a good investment. One reason for changing some of these investment policies is to remove restrictions that unnecessarily hamper a portfolio manager's investment discretion. Many of these restrictions were put in place by the Funds as a result of the directives of various state securities commissions. Recent changes to federal securities laws have superseded these directives. Another reason is the desire to migrate towards uniform investment policies for similarly managed funds in the Nations Funds family.

         One of the differences between the Successor Funds' fundamental policies and those of the Funds is that the Successor Funds will have the ability under its fundamental policies to invest all of its assets in a master portfolio rather than in individual securities.

         For a detailed comparison of the fundamental investment policies and limitations of the Funds and the Successor Funds see Appendix I to this Proxy.

         IV.  OTHER INFORMATION ABOUT THE REORGANIZATION

         COMPARISON OF FEES AND EXPENSES

         The Reorganization will not result in any immediate change to the total operating expense ratios of the various classes.

         INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS. The Funds and Successor Funds have the same service providers. Upon the Closing, these service providers will continue to serve the Successor Funds in the capacities indicated below.

       SERVICE PROVIDERS FOR THE FUND AND THE SUCCESSOR FUND
       -----------------------------------------------------
     Investment Adviser:                 NationsBanc Advisors, Inc.
     Investment Sub-Adviser:             Marsico Capital Management, LLC
     Distributor:                        Stephens Inc.
     Co-Administrator:                   NationsBanc Advisors, Inc.
     Co-Administrator:                   Stephens Inc.
     Sub-Administrator:                  The Bank of New York
     Custodian:                          The Bank of New York
     Transfer Agent:                     First Data Investor Services
                                         Group, Inc.
     Sub-Transfer Agent:                 NationsBank, N.A. (for Primary
                                         A and B shares only)
     Independent Auditors:               PricewaterhouseCoopers LLP

         SALES LOADS, SHAREHOLDER TRANSACTIONS AND SERVICES. Shares of the Funds and corresponding Successor Funds have both identical front-end or contingent deferred sales charges, if any, and identical dividend policies. Other features, such as exchange and redemption policies, of the classes of the Funds and corresponding Successor Funds are substantially similar.

         ACCOUNTING TREATMENT OF THE REORGANIZATION. The Successor Funds will become the accounting successor of their corresponding Funds as of the Closing, which means that the financial statements and performance history of the Funds' and their classes will become those of the corresponding Successor Funds as though such financial statements and performance history were the Successor Funds' own.

         FEDERAL INCOME TAX CONSEQUENCES. The Funds and Successor Funds each intend to qualify, as of the Closing, as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Funds and the Successor Funds have been, and expect to continue to be, relieved of federal income tax liability.

         Consummation of the Reorganization with respect to the Funds and the Successor Funds is subject to the condition that the Trust and Nations Institutional Reserves receive an opinion from Morrison & Foerster LLP substantially to the effect that, for federal income tax purposes: (i) the transfer of all of the assets and liabilities of the Funds to the Successor Funds in exchange for shares of the Successor Funds, and the distribution of those shares to shareholders of the Funds, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Funds and the Successor Funds will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code in respect of the Reorganization; (ii) no gain or loss will be recognized by the Funds upon the transfer of their assets and liabilities to the Successor Funds solely in exchange for the shares of the Successor Funds; (iii) no gain or loss will be recognized by the Funds upon the receipt of the assets and assumption of liabilities of the Funds solely in exchange for the shares of the Successor Funds; (iv) the basis of the Funds' assets received by the pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Funds immediately prior to the Reorganization; (v) the holding period of the Funds' assets in the hands of the Successor Funds will include the period for which such assets have been held by the Funds; (vi) no gain or loss will be recognized by the Funds on the distribution to its shareholders of the shares of the Successor Funds; (vii) no gain or loss will be recognized by the shareholders of the Funds upon their receipt of the shares of the Successor Funds in exchange for such shareholders' shares of the Funds; (viii) the basis of the shares of the Successor Funds received by the shareholders of the Funds will be the same as the basis of the shares of the Funds surrendered by such shareholders pursuant to the Reorganization; (ix) the holding period for the shares of the Successor Funds received by shareholders of the Funds will include the period during which such shareholders held Fund shares surrendered in exchange therefor, provided that such Fund shares are held as a capital asset in the hands of Fund shareholders on the date of the exchange; and (x) each Successor Fund will succeed to and take into account the tax attributes, described in Section 381(c) of the Code, of the Funds as of the date of the Closing, subject to the conditions and limitations specified in the Code. Shareholders of the Funds should note, however, that the sale of securities by the Funds prior to the Closing whether in the ordinary course of business or in anticipation of the closing, could result in a taxable capital gains distribution prior to the closing.

         BOARD CONSIDERATION. The Trust's Board of Trustees unanimously voted to approve the Reorganization Agreement at meetings held in March and May 1999. In reviewing the proposed Reorganization, the Board considered the potential impact of the Reorganization on the Funds' shareholders. The Board (with the advice and assistance of independent counsel) reviewed and took into account, among other things: (1) the Reorganization as part of a broader initiative to streamline the operations of the Nations Funds family; (2) the fact that the Successor Funds will be feeders in a master/feeder structure; (3) the investment objective, principal investment strategies, investment risks, and policies and limitations of each Fund, and their compatibility with those of each corresponding Successor Fund; (4) the anticipated tax-free nature of the exchange contemplated by the Reorganization; (5) the fact that total operating expense ratios would be the same for each class of each Fund and the corresponding class of the corresponding Successor Fund; (6) the fact that the expenses associated with the Reorganization would be borne by Fund shareholders. Based upon its evaluation of these factors, and its consideration of the expected benefits of the Reorganization (discussed under "II--The Purpose of the Reorganization"), and in light of their fiduciary duties under federal and state law, the Trust's Board of Trustees, including all of the non-interested members of the Board, determined that the proposed Reorganization is in the best interests of the shareholders of the Funds and that the interests of the shareholders of the Funds will not be diluted as a result of the Reorganization.

         THE TRUST'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE REORGANIZATION AGREEMENT.

         V.  VOTING INFORMATION

         GENERAL INFORMATION. This Proxy is being furnished in connection with the solicitation of proxies for the Meeting by the Trust's Board of Trustees. It is expected that the solicitation of proxies will be primarily by mail. Officers and agents of the Trust also may solicit proxies by telephone, telegraph or personal interview. Any third party retained to assist in the solicitation will be paid [BY THE FUNDS]. Any shareholder giving a proxy may revoke it at any time before it is exercised (i) by submitting to the Trust a written notice of revocation, (ii) by submitting to the Trust a subsequently dated proxy or by attending the Meeting and voting in person.

         Only shareholders of record at the close of business on May 13, 1999, will be entitled to vote at the Meeting. On that date, the following number of shares of each class of the Funds were outstanding and entitled to be voted.

         FUND                                                          SHARES ENTITLED TO BE VOTED
         ----                                                          ---------------------------
         Nations Marsico Focused Equities Fund
           Primary A shares                                            xx
           Primary B shares                                            xx
           Investor A shares                                           xx
           Investor B shares                                           xx
           Investor C shares                                           xx


         Nations Marsico Growth & Income Fund
           Primary A shares                                            xx
           Primary B shares                                            xx
           Investor A shares                                           xx
           Investor B shares                                           xx
           Investor C shares                                           xx

         Each whole and fractional share is entitled to a whole or fractional vote.

         If the accompanying proxy ballot is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

         Significant Shareholders. As of May 13, 1999, the officers and Trustees of the Trust as a group owned less than 1% of either Fund. The tables below show the name, address and share ownership of each person known to each Trust to have beneficial or record ownership with respect to 5% or more of a class of the Funds as of May 13, 1999.


                                                    CLASS; AMOUNT                                   PERCENTAGE
                       NAME AND                     OF SHARES OWNED;     PERCENTAGE   PERCENTAGE     OF FUND
FUND                   ADDRESS                      TYPE OF OWNERSHIP     OF CLASS      OF FUND    POST-CLOSING
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class.

         QUORUM. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization Agreement are not received, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any adjourned session or sessions may be held at a reasonable date after the date set for the original Meeting without notice except announcement at the Meeting, and, under the Trust's By-Laws, may be held until a quorum is obtained. If any adjournment is proposed, the persons named as proxies will vote those proxies in their sole discretion.

         A quorum is constituted with respect to the Funds by the presence in person or by proxy of the holders of more than one-half of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of the Reorganization Agreement. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same way as abstentions.

         ANNUAL MEETINGS AND SHAREHOLDER MEETINGS. The Trust does not hold annual meetings of shareholders for the election of directors and other business unless otherwise required by the 1940 Act. Under certain circumstances, holders of at least 10% of the outstanding shares of either Fund may have the right to call a meeting of shareholders.

         SHAREHOLDER APPROVAL. The Reorganization Agreement is being submitted for approval at the Meeting by the Funds' shareholders pursuant to the Trust's Articles of Incorporation and By-Laws, and was unanimously approved by the Trust's Boards of Trustees. The Reorganization Agreement must be approved by a majority of the shares present at the Meeting in person or by proxy.

         A vote of the shareholders of the Successor Funds is not being solicited, since their approval or consent is not necessary for the Reorganization.

         OTHER BUSINESS. The Trust's Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

         HOW TO OBTAIN ADDITIONAL INFORMATION ABOUT THE FUNDS. Additional information about the Funds is included in its most recent prospectuses and statement of additional information. You may obtain a prospectus or statement of additional information without charge by calling 1-800-321-7854 or by writing the Trust at: Nations Fund Trust, c/o Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255.

         Reports and other information filed by the Trust can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

         FINANCIAL STATEMENTS. The audited financial statements and financial highlights for the Funds for the fiscal year ended March 31, 1999, and the independent accountants report thereon, are incorporated by reference into this Proxy.

         SHAREHOLDER INQUIRIES. For additional information call 1-800-652-5096 or write to the Trust at the address on the cover page of this Proxy.

                         *          *         *

YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE AT (704) 388-2641. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.

---------------------------------------------------------------------------------------------------------------------
TWO QUICK AND EASY WAYS TO SUBMIT YOUR PROXY

As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at YOUR convenience, 24 hours a day. After reviewing the enclosed PROXY STATEMENT, select one of the following quick and easy methods to submit your proxy - ACCURATELY and QUICKLY.

ON-LINE                                                   BY TOLL-FREE PHONE CALL
1. Read the enclosed PROXY STATEMENT and have your        1. Read the enclosed PROXY STATEMENT and have your
   PROXY BALLOT(S)* at hand.                              PROXY BALLOT(S)* at hand.

2. Go to Web site WWW.PROXYVOTE.COM                       2. Call toll-free 1-800-690-6903.
3. Enter the 12-digit Control Number found on your        3. Enter the 12-digit Control Number found on your
   PROXY BALLOT(S).                                          PROXY BALLOT(S).
4. Submit your proxy using the easy-to-follow             4. Submit your proxy using the easy-to-follow
   instructions.                                             instructions.

* DO NOT MAIL THE PROXY BALLOT(S) IF SUBMITTING YOUR PROXY BY INTERNET OR
TELEPHONE.
---------------------------------------------------------------------------------------------------------------------

                                   APPENDIX I

      COMPARISON OF FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS OF THE
                         FUNDS AND THE SUCCESSOR FUNDS

FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS

The Fund may not:                                          The Successor Fund may not:
1.   Underwrite securities issued by any other person,     1.   Underwrite any issue of securities within the
     except to the extent that the purchase of                  meaning of the 1933 Act except when it might
     securities and the later disposition of such               technically be deemed to be an underwriter either
     securities in accordance with the Fund's investment        (a) in connection with the disposition of a
     program may be deemed an underwriting.  This               portfolio security, or (b) in connection with the
     restriction shall not limit the Fund's ability to          purchase of securities directly from the issuer
     invest in securities issued by other registered            thereof in accordance with its investment
     investment companies.                                      objective.  This restriction shall not limit the
                                                                Fund's ability to invest in securities issued by
                                                                other registered investment companies.

2.   Invest in real estate or real estate limited          2.   Purchase or sell real estate, except a Fund may
     partnership interests.  (A Fund may, however,              purchase securities of issuers which deal or
     purchase and sell securities secured by real estate        invest in real estate and may purchase securities
     or interests therein or issued by issuers which            which are secured by real estate or interests in
     invest in real estate or interests therein.)  This         real estate.
     restriction does not apply to real estate limited
     partnerships listed on a national stock exchange
     (E.G., the New York Stock Exchange).

3.   Purchase or sell commodity contracts except that      3.   Purchase or sell commodities, except that a Fund
     each Fund may, to the extent appropriate under its         may to the extent consistent with its investment
     investment policies, purchase publicly traded              objective, invest in securities of companies that
     securities of companies engaging in whole or in            purchase or sell commodities or which invest in
     part in such activities, may enter into futures            such programs, and purchase and sell options,
     contracts and related options, may engage in               forward contracts, futures contracts, and options
     transactions on a when-issued or forward commitment        on futures contracts.  This limitation does not
     basis, and may enter into forward currency                 apply to foreign currency transactions including
     contracts in accordance with its investment                without limitation forward currency contracts.
     policies.


                                      I-1

4.   Purchase any securities which would cause 25% or      4.   Purchase any securities which would cause 25% or
     more of the value of the Fund's total assets at            more of the value of its total assets at the time of
     the time of such purchase to be invested in the            purchase to be invested in the securities of one or
     securities of one or more issuers conducting their         more issuers conducting their principal business
     principal activities in the same industry,                 activities in the same industry, provided that: (a)
     provided that this limitation does not apply to            there is no limitation with respect to obligations
     investments in U.S. Government Obligations.                issued or guaranteed by the U.S. government, any
                                                                state or territory of the United States, or any of
                                                                their agencies, instrumentalities or political
                                                                subdivisions, and (b) notwithstanding this
                                                                limitation or any other fundamental investment
                                                                limitation, assets may be invested in the securities
                                                                of one or more diversified management investment
                                                                companies to the extent permitted by the 1940 Act
                                                                and the rules and regulations thereunder.

5.   Make loans, except that a Fund may purchase and       5.   Make loans, except to the extent permitted by the
     hold debt instruments (whether such instruments are        1940 Act.
     part of a public offering or privately placed), may
     enter into repurchase agreements and may lend
     portfolio securities in accordance with its
     investment policies.

6.   Borrow money or issue senior securities as defined    6.   Borrow money, issue senior securities or
     in the Investment Trust Act of 1940, as amended            mortgage, pledge or hypothecate its assets except
     (the "1940 Act") except that (a) a Fund may borrow         to the extent permitted under the 1940 Act.
     money from banks for temporary purposes in amounts
     up to one-third of the value of such Fund's total
     assets at the time of borrowing, provided that
     borrowings in excess of 5% of the value of such
     Fund's total assets will be repaid prior to the
     purchase of additional portfolio securities by such
     Fund, (b) a Fund may enter into commitments to
     purchase securities in accordance with the Fund's
     investment program, including delayed delivery and
     when-issued securities, which commitments may be
     considered the issuance of senior securities, and
     (c) a Fund may issue multiple classes of shares in
     accordance with SEC regulations or exemptions under
     the 1940 Act.  The purchase or sale of futures
     contracts and related options shall not be
     considered to involve the borrowing of money or
     issuance of senior securities.  Each Fund may enter
     into reverse repurchase agreements or dollar roll
     transactions.  The purchase or sale of futures
     contracts and related options shall not be
     considered to involve the borrowing of money or
     issuance of senior securities.

                           I-2

7.   Except for the Nations Marsico Focused Equities       7.   Except for the Nations Marsico Focused Equities
     Fund, purchase securities of any one issuer (other         Fund, purchase securities (except securities issued
     than U.S. Government Obligations) if, immediately          or guaranteed by the U.S. Government, its agencies
     after such purchase, more than 5% of the value of          or instrumentalities) of any one issuer if, as a
     such Fund's total assets would be invested in the          result, more than 5% of its total assets will be
     securities of such issuer, except that up to 25% of        invested in the securities of such issuer or it
     the value of the Fund's total assets may be                would own more than 10% of the voting securities of
     invested without regard to these limitations and           such issuer, except that (a) up to 25% of its total
     with respect to 75% of such Fund's assets, such            assets may be invested without regard to these
     Fund will not hold more than 10% of the voting             limitations and (b) a Fund's assets may be invested
     securities of any issuer.  The Nations Marsico             in the securities of one or more diversified
     Focused Equities Fund may not purchase securities          management investment companies to the extent
     of any one issuer (other than U.S. Government              permitted by the 1940 Act. The Nations Marsico
     Obligations) if, immediately after such purchase,          Focused Equities Fund may not purchase securities of
     more than 25% of the value of a Fund's total assets        any one issuer (other than U.S. Government
     would be invested in the securities of one issuer,         Obligations) if, immediately after such purchase,
     and with respect to 50% of such Fund's total               more than 25% of the value of a Fund's total assets
     assets, more than 5% of its assets would be                would be invested in the securities of one issuer,
     invested in the securities of one issuer.                  and with respect to 50% of such Fund's total assets,
                                                                more than 5% of its assets would be invested in the
                                                                securities of one issuer.

8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

*******************************************************************************
                                    APPENDIX

                      NATIONS MARSICO FOCUSED EQUITIES FUND
                               NATIONS FUND TRUST

                                   PROXY CARD
                 SPECIAL MEETING OF SHAREHOLDERS-AUGUST 13, 1999

         The undersigned hereby appoints Richard H. Blank, Jr. and James E. Banks, Jr. (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations Marsico Focused Equities Fund (the "Fund") of Nations Fund Trust (the "Trust") to be held at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina at 10:00 a.m. (Eastern time), on Friday, August 13, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED JUNE 19, 1999.

YOU ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE EACH ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. YOU ALSO MAY SUBMIT PROXIES: 1) BY FACSIMILE AT (704) 388-2641; 2) BY DIALING (800) 690-6903; OR 3) ON-LINE AT WEBSITE WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE COMPANY A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NATIONS MARSICO FOCUSED EQUITIES FUND

              VOTE ON PROPOSAL

         To approve an Agreement and Plan of Reorganization, dated as of June 15, 1999 (the "Reorganization Agreement"), by and between the Company, on behalf of the Fund, and Nations Institutional Reserves, on behalf of a corresponding mutual fund (the "Successor Fund"). The Reorganization Agreement provides for the transfer of the assets and liabilities of the Fund to the Successor Fund, in exchange for shares of equal value of designated classes of the Successor Fund.

                        |_|FOR         |_|AGAINST        |_|ABSTAIN

         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                        --------------------               -----------
                             Signature                        Date

                        --------------------               -----------
                      Signature (Joint Owners)                Date

                      NATIONS MARSICO GROWTH & INCOME FUND
                               NATIONS FUND TRUST

                                   PROXY CARD
                 SPECIAL MEETING OF SHAREHOLDERS-AUGUST 13, 1999

         The undersigned hereby appoints Richard H. Blank, Jr. and James E. Banks, Jr. (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations Marsico Growth & Income Fund (the "Fund") of Nations Fund Trust (the "Trust") to be held at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina at 10:00 a.m. (Eastern time), on Friday, August 13, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED JUNE 19, 1999.

YOU ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE EACH ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. YOU ALSO MAY SUBMIT PROXIES: 1) BY FACSIMILE AT (704) 388-2641; 2) BY DIALING (800) 690-6903; OR 3) ON-LINE AT WEBSITE WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE COMPANY A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NATIONS MARSICO GROWTH & INCOME FUND

              VOTE ON PROPOSAL

         To approve an Agreement and Plan of Reorganization, dated as of June 15, 1999 (the "Reorganization Agreement"), by and between the Company, on behalf of the Fund, and Nations Institutional Reserves, on behalf of a corresponding mutual fund (the "Successor Fund"). The Reorganization Agreement provides for the transfer of the assets and liabilities of the Fund to the Successor Fund, in exchange for shares of equal value of designated classes of the Successor Fund.

                        |_|FOR         |_|AGAINST        |_|ABSTAIN

         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                        --------------------               -----------
                             Signature                         Date

                        --------------------               -----------
                      Signature (Joint Owners)                 Date